Exhibit 10.2

VOTING AGREEMENT

by and among

ERIC LEFKOFSKY,

GREEN MEDIA, LLC,

600 WEST GROUPON LLC,

BRADLEY KEYWELL,

RUGGER VENTURES LLC,

NEW ENTERPRISE ASSOCIATES 12, LIMITED PARTNERSHIP,

NEW ENTERPRISE ASSOCIATES, LLC,

A-G HOLDINGS, L.P.

and

GROUPON, INC.

Dated as of April 4, 2016

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of April 4, 2016, is by and among Eric Lefkofsky, Green Media, LLC, a Delaware limited liability company, 600 West Groupon LLC, a Delaware limited liability company, Bradley Keywell (each of Eric Lefkofsky and Bradley Keywell, a “Founder”), Rugger Ventures LLC, a Delaware limited liability company, New Enterprise Associates 12, Limited Partnership, a Delaware limited partnership (“NEA”), New Enterprise Associates, LLC, a Delaware limited liability company (each of the foregoing parties, together with any successor or assign pursuant to Section 5.05, a “Shareholder”), A-G Holdings, L.P., a Delaware limited partnership (together with any successor or assign pursuant to Section 5.05, the “Purchaser”), and Groupon, Inc., a Delaware corporation (together with any successor or assign pursuant to Section 5.05, the “Company”). Capitalized terms not otherwise defined where used shall have the meanings ascribed thereto in Article 1.

W I T N E S S E T H :

WHEREAS, on April 3, 2016, the Purchaser and the Company entered into the Investment Agreement, pursuant to which, among other things, the Purchaser has agreed to acquire $250,000,000.00 aggregate principal amount of the Company’s 3.25% Convertible Notes due 2022 (referred to herein as the “Note” or the “Notes”) in the form attached to the Indenture (as defined in the Investment Agreement) and to be issued in accordance with the terms and conditions of the Indenture and the Investment Agreement; and

WHEREAS, in connection therewith, and as an inducement to the Purchaser’s willingness to enter into the Investment Agreement and the other Transaction Agreements (as defined in the Investment Agreement) and to consummate the Transactions, the parties hereto wish to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls or is controlled by or is under common control with such Person. Notwithstanding the foregoing, the Company and the Company’s Subsidiaries shall not be considered Affiliates of any Shareholder or any Shareholder’s Affiliates, or the Purchaser or any of the Purchaser’s Affiliates. For the avoidance of doubt, Comcast Corporation, a Pennsylvania corporation, and its Subsidiaries are not and shall not be considered Affiliates of the Purchaser or any of the Purchaser’s Affiliates. As used in this definition, “control” (including its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Agreement” shall have the meaning set forth in the preamble hereto.

“Atairos Group” shall have the meaning ascribed to such term in the Investment Agreement.

“Beneficially Own”, “Beneficially Owned” or “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act, as in effect on the date hereof. Solely for purposes of determining the number of shares of Company Common Stock issuable upon conversion of the Notes Beneficially Owned by the Purchaser and its Affiliates, the Notes shall be treated as if upon conversion the only settlement option under the Notes and Indenture were solely Physical Settlement (as defined in the Indenture). For the avoidance of doubt, for purposes of this Agreement, the Purchaser (or any other person) shall at all times be deemed to have Beneficial Ownership of shares of Company Common Stock issuable upon conversion of the Notes directly or indirectly held by them, irrespective of any restrictions on transfer or other terms contained in the Investment Agreement or the other Transaction Agreements.

“Board of Directors” shall mean the board of directors of the Company.

“Business Day” shall mean any day, other than a Saturday, Sunday or a day on which banking institutions in The City of New York, New York are authorized or obligated by law or executive order to remain closed.

“Class A Common Stock” shall mean the Class A Common Stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” shall mean the Class B Common Stock, par value $0.0001 per share, of the Company.

“Closing” shall have the meaning ascribed to such term in the Investment Agreement.

“Common Stock” shall mean the Common Stock, par value $0.0001 per share, of the Company.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Common Stock” shall mean (i) prior to the conversion of the Company’s outstanding capital stock pursuant to Section 4(d) of Article IV of the Company’s Sixth Amended and Restated Certificate of Incorporation, dated as of October 31, 2011, the Class A Common Stock, and (ii) from and after such conversion of the Company’s outstanding capital stock, the Common Stock.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934.

“Filing Party” shall have the meaning set forth in Section 2.04.

“Founder” shall have the meaning set forth in the preamble hereto.

“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

“Investment Agreement” shall mean the Investment Agreement entered into on April 3, 2016 by and among the Purchaser and the Company.

“Investor Rights Agreement” shall mean the Investor Rights Agreement, dated as of December 10, 2010, among the Company and certain investors named therein.

“NEA” shall have the meaning set forth in the preamble hereto.

“Note” or “Notes” shall have the meaning set forth in the preamble hereto.

“Person” or “person” shall mean an individual, corporation, limited liability or unlimited liability company, association, partnership, trust, estate, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof, or other entity of any kind or nature.

“Purchaser” shall have the meaning set forth in the preamble hereto.

“Purchaser Designee” shall have the meaning ascribed to such term in the Investment Agreement.

“Registrable Securities” shall have the meaning ascribed to such term in the Investment Agreement.

“Schedule 13D” shall have the meaning set forth in Section 2.04.

“Schedule 13G” shall have the meaning set forth in Section 2.04.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Shareholder” shall have the meaning set forth in the preamble hereto.

“Shares” shall have the meaning set forth in Section 2.01(a).

“Subject Securities” shall have the meaning ascribed to such term in the Investment Agreement.

“Subsidiary” shall mean, with respect to any Person, any other Person of which 50% or more of the shares of the voting securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries, or by such first Person, or by such first Person and one or more of its Subsidiaries.

“Transactions” shall have the meaning ascribed to such term in the Investment Agreement.

“transfer” shall have the meaning set forth in Section 2.03.

“Voting Stock” shall mean (i) securities of any class or kind having the power to vote generally for the election of directors, managers or other voting members of the governing body of the Company or any successor thereto, including the Class B Common Stock, the Class A Common Stock and the Common Stock, or (ii) options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements or commitments obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, or any securities convertible into or exercisable or exchangeable for, any securities of the type referred to in the foregoing clauses (i).

Section 1.02. General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specified, the terms “hereto,” “hereof,” “herein” and similar terms refer to this Agreement as a whole (including the exhibits and annexes hereto), and references herein to Articles or Sections refer to Articles or Sections of this Agreement. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, none of the Notes will have any right to vote or any right to receive any dividends or other distributions that are made or paid to the holders of the shares of Company Common Stock. References to any law or statute shall be deemed to refer to such law or statute as amended from time to time and, if applicable, to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

ARTICLE 2

VOTING

Section 2.01. Voting for Purchaser Designee. From and after the date hereof, until such time as the Atairos Group collectively Beneficially Owns less than 66.7% of the number of outstanding shares of Company Common Stock Beneficially Owned by the Purchaser and its Affiliates collectively immediately following the Closing (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Company Common Stock, and excluding from the shares of Company Common Stock deemed to be Beneficially Owned by the Atairos Group at such time for such purpose any shares of Company Common Stock Beneficially Owned by the Atairos Group at such time solely by reason of this Agreement), each Shareholder shall, and shall cause each of its Affiliates to:

(a) cause all of the Voting Stock Beneficially Owned by such Person, to the extent that such Person has the right to vote such Voting Stock (collectively, such Person’s “Shares”), to be present for quorum purposes at any annual or special meeting of stockholders of the Company at which individuals will be elected members of the Board of Directors; and

(b) vote, or cause to be voted, or execute, or cause to be executed, proxies or written consents with respect to, as the case may be, all of such Person’s Shares, (i) in favor of the election of the Purchaser Designee to the Board of Directors at any annual or special meeting or in any action by written consent of stockholders of the Company at or pursuant to which individuals will be elected members of the Board of Directors, (ii) against the removal of the Purchaser Designee from the Board of Directors at any annual or special meeting or in any action by written consent of stockholders of the Company at or pursuant to which members of the Board of Directors will be removed therefrom, unless the Purchaser has requested the removal of such director by written notice to the Shareholders, and (iii) in favor of the removal of the Purchaser Designee from the Board of Directors at any annual or special meeting or in any action by written consent of stockholders of the Company at or pursuant to which members of the Board of Directors will be removed therefrom, if the Purchaser has requested the removal of such director in writing by written notice to the Shareholders.

Section 2.02. Irrevocable Proxy. Each Shareholder hereby revokes any and all previous proxies or powers of attorney granted with respect to its Shares that are inconsistent with the terms of this Agreement. By entering into this Agreement, each Shareholder hereby grants a proxy appointing each of the Chief Executive Officer and Corporate Secretary of the Company as such Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder’s name, to vote or express consent or dissent with respect to its Shares as required by Section 2.01, if and only if such Shareholder (a) does not vote or express consent or dissent in accordance with the terms of this Agreement, or (b) votes or expresses consent or dissent, or attempts to vote or express consent or dissent, in any manner that is inconsistent with the terms of this Agreement. The proxy granted by each Shareholder pursuant to this Section 2.02 is given in consideration of the Transactions and, as such, is coupled with an interest and is irrevocable, unless and until Section 2.01 expires or is terminated in accordance with its terms, at which time such proxy shall be revoked and shall terminate without further force or effect. From and after the date hereof, unless and until Section 2.01 expires or is terminated in accordance with its terms, no Shareholder shall grant any proxy or power of attorney with respect to its Shares, deposit any of its Shares into a voting trust, or enter into any other agreement, arrangement or understanding with any Person, directly or indirectly, to vote, express consent or dissent with respect to, or grant any proxy or power of attorney, or give instructions, with respect to any of its Shares, in each case, that is inconsistent with the terms of this Agreement.

Section 2.03. Agreement to be Bound. A Shareholder may sell, offer, transfer, assign, mortgage, hypothecate, gift, pledge or dispose of, enter into or agree to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, mortgage, hypothecation, gift, assignment or similar disposition of (any of the foregoing, a “transfer”), or cause or permit any of its Affiliates to transfer, any Voting Stock or any interest therein or any voting rights with respect thereto; provided that if such transfer is to (a) an Affiliate of such Shareholder or (b) any other Shareholder or Affiliate of any other Shareholder, such Shareholder shall cause such transferee, at the time of and as a condition to such transfer, to execute and deliver to the Purchaser (i) a joinder providing that such transferee shall agree to be bound as a Shareholder under this Agreement, and shall have all of the rights and obligations of a Shareholder hereunder, and (ii) such other documents as may be necessary in the reasonable discretion of the Purchaser to effectuate the foregoing agreement to be bound; provided, however, that the foregoing obligation under this Section 2.03 to cause any such transferee to be bound as a Shareholder hereunder and to execute and deliver such documents to the Purchaser shall not apply and NEA shall have no such obligation with respect to any transfer of any Voting Stock in any bona fide distribution in kind of any Voting Stock by NEA or any of its Affiliates pro rata to all of its limited or other partners, members or other equityholders, as applicable. In addition, any Shareholder may cause or permit any of its Affiliates to purchase or otherwise acquire any Voting Stock or any interest therein or any voting rights with respect thereto; provided that such Shareholder shall cause such Affiliate to execute and deliver to the Purchaser (i) a joinder providing that such Affiliate shall agree to be bound as a Shareholder under this Agreement, and shall have all of the rights and obligations of a Shareholder hereunder, and (ii) such other documents as may be necessary in the reasonable discretion of the Purchaser to effectuate the foregoing agreement to be bound.

Section 2.04. Notices of Changes in Beneficial Ownership. From and after the date hereof, each Shareholder shall until the earlier of (x) Section 2.01 expires or is terminated in accordance with its terms or (y) such Shareholder and its Affiliates cease to Beneficially Own Voting Stock, and for so long as the Purchaser any of its Affiliates (each, a “Filing Party”) files or is required to file a Statement of Beneficial Ownership on Schedule 13D (a “Schedule 13D”) with the SEC with respect to its Beneficial Ownership of Voting Stock, such Shareholder shall promptly (and in any event within one Business Day thereafter) notify the Filing Party in writing of (a) the filing of any Schedule 13D or amendment thereof by such Shareholder or any of its Affiliates with respect to its Beneficial Ownership of Voting Stock or (b) if such Shareholder or any of its Affiliates is not then filing or required to file a Schedule 13D with respect to its Beneficial Ownership of Voting Stock (e.g., because such Person is then filing a Statement of Beneficial Ownership on Schedule 13G with the SEC (a “Schedule 13G”) with respect to its Beneficial Ownership of Voting Stock, or because such Person is not then filing either a Schedule 13D or a Schedule 13G with respect to its Beneficial Ownership of Voting Stock), any change with respect to such Shareholder’s or any of its Affiliates’ Beneficial Ownership of Voting Stock that would have required the filing of an amendment of a Schedule 13D with respect to its Beneficial Ownership of Voting Stock, if such Shareholder or Affiliate thereof had then been filing or required to file a Schedule 13D with respect to its Beneficial Ownership of Voting Stock at such time.

ARTICLE 3

REGISTRATION RIGHTS

Section 3.01. Registration Rights. If (a) the Purchaser and its Affiliates own any Registrable Securities and exercise registration rights pursuant to Article 5 of the Investment Agreement and (b) the Investor Rights Agreement is effective, the Shareholders hereby agree that to the extent any Shareholder exercises any piggyback registration right pursuant to Section 2.03 of the Investor Rights Agreement and the underwriter of such offering determines in good faith that marketing factors require a limitation of the number of securities to be offered and sold, the number of securities that may be included in the offering shall be allocated, first, to the Purchaser and its Affiliates, and second, to the Shareholders on a pro rata basis based on the total number of Registrable Securities (solely for this purpose, as defined in the Investor Rights Agreement) held by the Shareholders.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

Each Shareholder represents and warrants to the Purchaser, as of the date hereof, as follows:

Section 4.01. Organization; Ownership. In the case of each of the Founders, such Founder is a natural person and has the legal capacity to enter into this Agreement and to perform his obligations hereunder. In the case of each of the other Shareholders, such Shareholder is an entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite entity power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement.

Section 4.02. Authorization. In the case of each of the Shareholders other than the Founders, (i) such Shareholder has full entity power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) the execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary entity action on behalf of such Shareholder, and (iii) no other proceedings on the part of such Shareholder are necessary to authorize the execution, delivery and performance by such Shareholder of this Agreement and consummation of the transactions contemplated hereby. In the case of each of the Shareholders, (x) this Agreement has been duly and validly executed and delivered by such Shareholder, and (y) assuming this Agreement constitutes the valid and binding obligation of each other Shareholder, the Purchaser and the Company, this Agreement is a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to the limitation of such enforcement by (a) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally or (b) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 4.03. No Conflicts. The execution, delivery and performance of this Agreement by such Shareholder, the consummation by such Shareholder of the transactions contemplated hereby and the compliance by such Shareholder with any of the provisions hereof will not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (a) in the case of each of the Shareholders other than the Founders, any provision of such Shareholder’s organizational documents, (b) any mortgage, note, indenture, deed of trust, lease, license, loan agreement or other agreement binding upon such Shareholder or (c) any permit, government license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to such Shareholder or any of its Affiliates, other than in the cases of clauses (b) and (c) as would not reasonably be expected to impact such Shareholder’s ability to perform or comply with its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

Section 4.04. Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, or exemption or review by, any Governmental Entity is required on the part of such Shareholder in connection with the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby, except for (a) any required filings pursuant to the Exchange Act or the rules of the U.S. Securities and Exchange Commission and (b) any consent, approval, order, authorization, registration, declaration, filing, exemption or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to impact such Shareholder’s ability to perform or comply with its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

Section 4.05. Finder’s Fees. Such Shareholder has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees any other Shareholder, the Purchaser or the Company would be required to pay.

Section 4.06. Ownership of Voting Stock. Except for the Voting Stock set forth on such Shareholder’s signature page hereto, such Shareholder does not Beneficially Own any Voting Stock. Except for the Voting Stock set forth on the signature pages hereto of any of such Shareholder’s Affiliates that are also Shareholders hereunder, none of such Shareholder’s Affiliates Beneficially Owns any Voting Stock. Such Shareholder or one its Affiliates that is also a Shareholder hereunder is the sole record owner, and such Shareholder and its Affiliates that are also Shareholders hereunder are the sole Beneficial Owners, of all of the Voting Stock set forth on such Shareholder’s signature page hereto, free and clear of any lien or other limitation or restriction (including any restriction on the right to vote or otherwise dispose of such Voting Stock). None of such Voting Stock is subject to any voting trust or other agreement or arrangement with respect to the voting thereof.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or sent via email (with receipt confirmed) as follows:

(a) If to any Shareholder, to the address or email address set forth on such Shareholder’s signature page hereto.

(b) If to the Purchaser, to:

c/o Atairos Management, L.P.

620 Fifth Avenue

New York, NY 10020

Attention: David Caplan

Email: d.caplan@atairos.com

and:

c/o Atairos Management, L.P.

40 Morris Avenue

Bryn Mawr, PA 19010

Attention: Clare McGrory

Email: c.mcgrory@atairos.com

With a copy (which shall not constitute actual or constructive notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: William J. Chudd

Email: william.chudd@davispolk.com

(c) If to the Company, to:

Groupon, Inc.

600 West Chicago Avenue, Suite 400

Chicago, IL 60654

Attention: Dane A. Drobny

Email:

With a copy (which shall not constitute actual or constructive notice) to:

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, IL 60601

Attention: Steven J. Gavin

Email: SGavin@winston.com

or to such other address or addresses as shall be designated in writing. All notices shall be deemed effective (a) when delivered personally (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise) or (b) one (1) Business Day following the day sent by overnight courier.

Section 5.02. Entire Agreement; Third Party Beneficiaries; Amendment. This Agreement, together with the other Transaction Agreements, sets forth the entire agreement between the parties hereto with respect to the Transactions, and supersedes all prior agreements and understandings, both oral and written, among the parties and their respective Affiliates with respect to the subject matter hereof and thereof, and is not intended to and shall not confer upon any person other than the parties hereto, their successors and permitted assigns any rights or remedies hereunder. Any provision of this Agreement may be amended, waived or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

Section 5.03. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature.

Section 5.04. Expenses. Except as otherwise expressly provided herein, each party hereto shall bear its own costs and expenses (including attorneys’ fees) incurred in connection with this Agreement and the Transactions.

Section 5.05. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company’s successors and assigns, the Purchaser’s successors and assigns and each Shareholder’s successors and assigns, and no other person; provided that none of the Company, the Purchaser or any Shareholder may assign its respective rights or delegate its respective obligations under this Agreement, whether by operation of law or otherwise, without the prior written consent of the other parties, and any assignment by the Company, the Purchaser or any Shareholder in contravention hereof shall be null and void; provided that (i) any Affiliate of any Shareholder who after the date hereof executes and delivers a joinder pursuant to Section 2.03 shall be deemed a Shareholder hereunder and have all the rights and obligations of a Shareholder, (ii) any Affiliate of the Purchaser or (B) Comcast Corporation or any of its Subsidiaries, in each case who after the date hereof executes and delivers a Joinder pursuant to a Permitted Transfer (in each case, as defined in the Investment Agreement) of any Notes or shares of Company Common Stock pursuant to Section 4.02(a)(i) or (vi) of the Investment Agreement, respectively, shall be deemed a Purchaser hereunder and have all the rights and obligations of a Purchaser and (iii) the rights of a holder of Registrable Securities under Section 3.01 may be transferred but only together with Subject Securities (x) in a transfer of (1) Notes in an aggregate principal amount of at least $37,500,000 or (2) Company Common Stock or other Subject Securities (I) issued or issuable upon conversion of at least $37,500,000 in aggregate principal amount of Notes, or (II) having an aggregate market value at such time of at least $37,500,000, (y) to an Affiliate of the transferor that executes and delivers to the Company a Joinder (subject to Section 4.02(a)(i) of the Investment Agreement), or (z) to a lender in connection with a Permitted L oan (as defined in the Investment Agreement). For the avoidance of doubt, no Third Party (as defined in the Investment Agreement) to whom any of the Notes or shares of Company Common Stock are transferred shall have any rights or obligations under this Agreement except (and then only to the extent of) any rights and obligations under Section 3.01 to the extent transferable in accordance with this Section 5.05. For the avoidance of doubt, transfers by a Shareholder (other than to an Affiliate of such Shareholder or another Shareholder or Affiliate thereof pursuant to Section 2.03) shall not be subject to the terms of this Agreement and such transferee (other than an Affiliate of a Shareholder or another Shareholder or Affiliate thereof) shall not be bound by the terms of this Agreement.

Section 5.06. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 5.06(a), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.01 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

(b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 5.06.

Section 5.07. Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect provided that the economic and legal substance of, any of the Transactions is not affected in any manner materially adverse to any party. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 5.08. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party agrees that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.09. Headings. The headings of Articles and Sections contained in this Agreement are for reference purposes only and are not part of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

ERIC LEFKOFSKY, in his individual capacity

/s/ Eric Lefkofsky
Eric Lefkofsky

Shares:

Class B Common Stock: 0
Class A Common Stock: 1,901,375

Address:

c/o Groupon, Inc.
600 West Chicago Avenue, Suite 400
Chicago, IL 60654
Attention: Eric Lefkofsky
Phone:

With a copy (which shall not constitute actual or constructive notice) to:

Winston & Strawn
35 W. Wacker Drive
Chicago, IL 60601
Attention: Steven J. Gavin
Fax: +1 (312) 558 - 5700
Email: sgavin@winston.com

[Signature Page to Voting Agreement]

GREEN MEDIA, LLC

By:	/s/ Eric Lefkofsky
Name: Eric Lefkofsky
Title: Manager

Shares:

Class B Common Stock: 999,984
Class A Common Stock: 100,735,062

Address:

c/o Groupon, Inc.
600 West Chicago Avenue, Suite 400
Chicago, IL 60654
Attention: Eric Lefkofsky
Phone:

With a copy (which shall not constitute actual or constructive notice) to:

Winston & Strawn
35 W. Wacker Drive
Chicago, IL 60601
Attention: Steven J. Gavin
Fax: +1 (312) 558 - 5700
Email: sgavin@winston.com

[Signature Page to Voting Agreement]

600 WEST GROUPON LLC By: BLUE MEDIA, LLC, ITS MANAGER

By:	/s/ Eric Lefkofsky
Name: Eric Lefkofsky
Title: Manager

Shares:

Class B Common Stock: 0
Class A Common Stock: 149,948

Address:

c/o Groupon, Inc.
600 West Chicago Avenue, Suite 400
Chicago, IL 60654
Attention: Eric Lefkofsky
Phone:

With a copy (which shall not constitute actual or constructive notice) to:

Winston & Strawn
35 W. Wacker Drive
Chicago, IL 60601
Attention: Steven J. Gavin
Fax: +1 (312) 558 - 5700
Email: sgavin@winston.com

[Signature Page to Voting Agreement]

BRADLEY KEYWELL, in his individual capacity

/s/ Bradley Keywell
Bradley Keywell

Shares:

Class B Common Stock: 0
Class A Common Stock: 95,074

Address:

c/o Groupon, Inc.
600 West Chicago Avenue, Suite 400
Chicago, IL 60654
Attention: Bradley Keywell
Phone:

With a copy (which shall not constitute actual or constructive notice) to:

Winston & Strawn
35 W. Wacker Drive
Chicago, IL 60601
Attention: Steven J. Gavin
Fax: +1 (312) 558 - 5700
Email: sgavin@winston.com

[Signature Page to Voting Agreement]

RUGGER VENTURES LLC

By:	/s/ Bradley Keywell
Name: Bradley Keywell
Title: Manager

Shares:

Class B Common Stock: 400,008
Class A Common Stock: 30,325,030

Address:

c/o Groupon, Inc.
600 West Chicago Avenue, Suite 400
Chicago, IL 60654
Attention: Bradley Keywell
Phone:

With a copy (which shall not constitute actual or constructive notice) to:

Winston & Strawn
35 W. Wacker Drive
Chicago, IL 60601
Attention: Steven J. Gavin
Fax: +1 (312) 558 - 5700
Email: sgavin@winston.com

[Signature Page to Voting Agreement]

NEW ENTERPRISE ASSOCIATES 12, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

Shares:

Class B Common Stock: 0
Class A Common Stock: 43,984,956

Address:

New Enterprise Associates 12,
Limited Partnership
1954 Greenspring Drive, Suite 600
Timonium, MD 21093
Attention: Louis S. Citron
Fax:
Email:

With a copy (which shall not constitute actual or constructive notice) to:

Same as above

[Signature Page to Voting Agreement]

NEW ENTERPRISE ASSOCIATES, LLC

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

Shares:

Class B Common Stock: 0
Class A Common Stock: 21,380

Address:

New Enterprise Associates, LLC
1954 Greenspring Drive, Suite 600
Timonium, MD 21093
Attention: Louis S. Citron
Fax:
Email:

With a copy (which shall not constitute actual or constructive notice) to:

Same as above

[Signature Page to Voting Agreement]

A-G HOLDINGS, L.P.
By:	A-G HOLDINGS GP, LLC, its general partner
By:	ATAIROS GROUP, INC., its sole member and manager

By:	/s/ David L. Coplen
Name: David L. Coplen
Title: Vice President and General Counsel

[Signature Page to Voting Agreement]

GROUPON, INC.
By:	/s/ Brian Stevens
Name: Brian Stevens
Title: Chief Accounting Officer

[Signature Page to Voting Agreement]